Ivy Variable Insurance Portfolios

Supplement dated May 8, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2018

The following replaces the “Portfolio Managers” section for Ivy VIP Small Cap Core:

Portfolio Manager

Kenneth G. Gau, Senior Vice President of IICO, has managed the Portfolio since August 2014.

The following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Small Cap Core” section:

Ivy VIP Small Cap Core: Kenneth G. Gau is primarily responsible for the day-to-day portfolio management of Ivy VIP Small Cap Core.

The second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Small Cap Core” section is deleted in its entirety.

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